                                                                                 EXHIBIT 1.1

                                   UNDERWRITING AGREEMENT
                                (Pass-Through Certificates)

                                                                          New York, New York
                                                                                       , 200
[Lead Underwriter's name and address]

Ladies and Gentlemen:

            Wachovia  Mortgage  Loan  Trust,  LLC (the  "Company"),  proposes to sell to the underwriters  named in Schedule II hereto (the  "Underwriters"),  for whom you are acting as
representative   (the   "Representative"),   the  principal   amount  of  the   Pass-Through
Certificates,  Series 200 - ,  identified  in  Schedule I hereto (the  "Securities"),  to be issued under a pooling and  servicing  agreement  (the  "Pooling and  Servicing  Agreement")
dated   as   of   ,   200   ,   among    the    Company,    ,   as    servicer    (in   such
capacity, the "Servicer"), and                , as trustee (the "Trustee").

            Each  class of  Securities  listed  in  Schedule  I  hereto  will  represent  an
undivided   beneficial   ownership   interest   in   the   Trust   200  -   (the   "Trust").
The  assets  of the Trust  will  include,  among  other  things,  a pool of  fixed-rate  and
adjustable-rate   one-to-four-family  residential  mortgage  loans  (the  "Mortgage  Loans")
transferred  to the  Company  pursuant  to a  mortgage  loan  purchase  agreement  dated  as
of   ,   200   (the    "Mortgage    Loan    Purchase    Agreement"),    between    and   the
Company,  and by the Company to the Trust  pursuant to the Pooling and Servicing  Agreement.
Custody  of the  Mortgage  Files  with  respect to the  Mortgage  Loans  will be  maintained
by   ,   as   custodian   (the    "Custodian").    This    Underwriting    Agreement   shall
hereinafter be referred to as the  "Agreement."  This  Agreement,  the Pooling and Servicing
Agreement and the Mortgage Loan Purchase Agreement are collectively  hereinafter referred to as the "Basic  Documents."  Capitalized  terms used herein and not  otherwise  defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

            1.    Representations  and Warranties.  (A) The Company  represents and warrants to, and agrees with, each Underwriter that:

            (a)   The  Company  meets  the  requirements  for  use of  Form  S-3  under  the
Securities  Act of 1933,  as amended  (the  "Act"),  and has filed with the  Securities  and
Exchange  Commission  (the  "Commission")  a  registration  statement on such Form (the file number of which is set forth in Schedule I hereto),  which has been  declared  effective  by the Commission,  for the  registration  under the Act of the Securities.  Such  registration statement,  as amended to the date of this Agreement,  meets the  requirements  set forth in
Rule  415(a)(1)  under the Act and complies in all other  material  respects with said Rule.
The  Company  proposes  to file  with the  Commission  pursuant  to Rule 424 under the Act a supplement to the form of prospectus  included in such  registration  statement  relating to the  Securities  and the  plan  of  distribution  thereof  and has  previously  advised  the
Representative of all further information  (financial and other) with respect to the Company to be set forth therein.  Such registration  statement,  including the exhibits thereto,  as amended to the date of this Agreement,  is hereinafter called the "Registration  Statement";
such  prospectus  in the  form  in  which  it  appears  in  the  Registration  Statement  is hereinafter  called  the  "Base  Prospectus";  and  such  supplemented  form of  prospectus, supplemented by a prospectus supplement hereinafter called the "Prospectus  Supplement",  in the form in which it shall be filed with the Commission  pursuant to Rule 424 (including the
Base Prospectus as so supplemented) is hereinafter  called the  "Prospectus."  Any reference herein to the Registration Statement,  the Base Prospectus or the Prospectus shall be deemed to refer to and include the documents  incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the  Securities  Exchange  Act of 1934,  as amended  (the
"Exchange  Act"),  on or before  the date of this  Agreement,  or the issue date of the Base
Prospectus  or the  Prospectus,  as the case may be; and any  reference  herein to the terms
"amend,"  "amendment" or "supplement" with respect to the Registration  Statement,  the Base
Prospectus  or the  Prospectus  shall be deemed to refer to and  include  the  filing of any document under the Exchange Act after the date of this  Agreement,  or the issue date of the
Base  Prospectus  or the  Prospectus,  as the case may be,  and  deemed  to be  incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

            (b)   As of the date  hereof,  when the  Prospectus  is first filed  pursuant to
Rule 424 under the Act,  when,  prior to the  Closing  Date (as  hereinafter  defined),  any amendment to the  Registration  Statement  becomes  effective  (including  the filing of any document  incorporated by reference in the Registration  Statement),  when any supplement to the  Prospectus  is filed with the  Commission  and at the  Effective  Date (as  hereinafter defined),  (i)  the  Registration  Statement,  as  amended  as of any  such  time,  and  the
Prospectus,  as amended or  supplemented  as of any such time,  will comply in all  material respects  with  the  requirements  of the Act  and  the  respective  rules  and  regulations thereunder,  (ii) the  Registration  Statement,  as amended  as of any such  time,  will not contain any untrue  statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements  therein not  misleading,
(iii) the  Prospectus,  as amended or supplemented as of any such time, will not contain any untrue  statement  of a material  fact or omit to state any  material  fact  required  to be stated  therein  or  necessary  in  order to make the  statements  therein,  in light of the circumstances  under which they were made,  not  misleading;  (iv) each Issuer Free  Writing
Prospectus (as  hereinafter  defined),  as amended or supplemented as of any such time prior to the date of the related Prospectus  Supplement,  will not contain any untrue statement of a  material  fact or omit to state  any  material  fact  required  to be stated  therein  or necessary  in order to make the  statements  therein,  in light of the  circumstances  under which they were made, not  misleading;  and (v) the Base  Prospectus  and Designated  Static
Pool  Information (as hereinafter  defined),  taken together,  as of the date of the related
Prospectus  Supplement,  will not contain any untrue statement of a material fact or omit to state any  material  fact  required to be stated  therein or  necessary in order to make the statements  therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading;  provided,  however,  that the Company makes no representations or warranties as to (A) the  information  contained  in or omitted  from the  Registration  Statement  or the
Prospectus  or  any  amendment  thereof  or  supplement  thereto  in  reliance  upon  and in conformity  with  information  furnished  in writing  to the  Company by or on behalf of any
Underwriter  through  the  Representative  specifically  for  use  in  connection  with  the preparation of the  Registration  Statement and the  Prospectus,  (B) the Current Report (as
defined  in  Section  5(b)  below),  or in any  amendment  thereof  or  supplement  thereto, incorporated by reference in the Registration  Statement or the Prospectus (or any amendment thereof  or  supplement  thereto),  or (C)  any  information  contained  in any  Underwriter
Prepared  Issuer FWP (as  hereinafter  defined) or Underwriter  Free Writing  Prospectus (as hereinafter  defined),  except, in each case, to the extent of (x) any information set forth therein that constitutes  Pool  Information (as hereinafter  defined) or (y) any information
accurately   extracted  from  any  Issuer  Free  Writing  Prospectus  and  included  in  any
Underwriter Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                                             -2-

            (c)   (i)   "ABS  Informational  and  Computational  Materials"  shall  have the meaning given such term in Item 1101 of Regulation AB.

                  (ii)  "Approved  Offering  Materials"  means with  respect to any class of
Certificates,  collectively the following documents as most recently provided by the Company and designated in writing by the Company as Approved  Offering  Materials  prior to the time of any Contract of Sale: (i) one or more term sheets,  providing  factual  information about the  Certificates  and the structure and basic  parameters  thereof  (excluding  information about  the  subdivision  of the  senior  classes  into  tranches),  the  basic  terms of the subordination or other credit enhancements if known,  factual information about the Mortgage
Loans (which may include  parameters  or "stips" or tabular data  prepared by the  Company), the  identity of and basic  information  about key parties to the  transaction  known to the
Company,  and the tax,  ERISA and SMMEA  characteristics  of the  Certificates,  (ii) a term sheet supplement,  containing risk factors and additional  information of the type to appear in the Prospectus  Supplement to the extent known, and (iii) the Base Prospectus,  which may be  provided  by a weblink.  Each of the items  described  in (i) and (ii) in the  preceding sentence shall constitute an Issuer Free Writing  Prospectus and any additional  information provided by the  Underwriter  shall  constitute an  Underwriter  Free Writing  Prospectus or
Underwriter Prepared Issuer FWP, as the case may be.

                  (iii) "Contract  of Sale" has the same  meaning as in Rule 159 of the 1933
Act Regulations and all Commission guidance relating to Rule 159.

                  (iv)  "Designated  Static  Pool  Information"  shall mean the static  pool information  referred to in the Prospectus under the caption ["Static Pool Information"] but deemed to be  excluded  from the  Registration  Statement  and  Prospectus  pursuant to Item
1105(d) of Regulation AB.

                  (v)   "Effective  Date"  shall  mean the  earlier of the date on which the
Prospectus  is first  used  and the  time of the  first  Contract  of Sale  (as  hereinafter defined) to which such  Prospectus  Supplement  relates.  The initial  effective date of the
Registration  Statement  was  within  three  years  of  the  Closing  Date  (as  hereinafter defined).  If the third  anniversary of the initial  effective date occurs within six months after the  Closing  Date,  the Company  will use best  efforts to take such action as may be necessary  or  appropriate  to permit the public  offering and sale of the  Certificates  as contemplated hereunder.

                  (vi)  "Free Writing  Prospectus" shall have the meaning given such term in
Rules 405 and 433 of the 1933 Act Regulations.

                  (vii) "Issuer  Free  Writing  Prospectus"  shall  mean  any  Free  Writing
Prospectus  prepared  by or on behalf of the  Company  and  identified  by the Company as an
Issuer Free Writing Prospectus and relating to the Certificates or the offering thereof.

                                             -3-

                  (viii)      "Issuer  Information"  shall mean any  information of the type specified  in  clauses  (1)  - (5)  of  footnote  271  of  Commission  Release  No.  33-8591
(Securities Offering Reform),  other than Underwriter Derived  Information.  Consistent with such definition,  "Issuer  Information"  shall not be deemed to include any information in a
Free Writing  Prospectus solely by reason of the Company's review of the materials  pursuant to Section  4.4(e) below and,  consistent  with  Securities  Offering  Reform  Questions and
Answers, November 30, 2005 promulgated by the staff of the Commission,  "Issuer Information"
shall not be deemed to  include  any  information  in a Free  Writing  Prospectus  solely by reason  that the  Underwriter  has agreed not to use such Free  Writing  Prospectus  without consent of the Company.

                  (ix)  "Permitted  Additional Materials" shall mean information that is not
ABS  Informational  and  Computational  Materials  and (x) that are  referred  to in Section
4.4(c) so long as any Issuer  Information  provided by the  Underwriter  pursuant to Section
4.4(c) is limited to information  included  within the definition of ABS  Informational  and
Computational  Materials,  (y) that constitute  Certificate price,  yield,  weighted average life,  subscription or allocation  information,  or a trade  confirmation,  or (z) otherwise with  respect to which the  Company  has  provided  written  consent to the  Underwriter  to include in a Free Writing Prospectus.

                  (x)   "Pool   Information"   means  with   respect  to  any  Free  Writing
Prospectus,  the information  (including any Preliminary Pool  Information)  with respect to the  characteristics  of the  Mortgage  Loans and  administrative  and  servicing  fees,  as provided  by or on behalf of the Company to the  Underwriter  at the time most recent to the date of such Free Writing Prospectus.

                  (xi)  "Preliminary  Pool  Information"  means  with  respect  to any  Free
Writing  Prospectus,  the information  with respect to the  characteristics  of the Mortgage
Loans and  administrative  and servicing fees, as provided by or on behalf of the Company to the  Underwriter  at the time most recent to the date of such Free  Writing  Prospectus  and designated "Preliminary Pool Information".

                  (xii) "Underwriter  Derived Information" shall refer to information of the type described in clause (5) of footnote 271 of Commission  Release No. 33-8591  (Securities
Offering Reform) when prepared by the Underwriter,  including traditional  computational and analytical materials prepared by the Underwriter.

                  (xiii)      "Underwriter  Free  Writing  Prospectus"  shall  mean all Free
Writing Prospectuses  prepared by or on behalf of the Underwriter other than any Underwriter
Prepared Issuer FWP, including any Permitted Additional Materials.

                  (xiv) "Underwriter  Prepared  Issuer  FWP"  shall  mean any  Free  Writing
Prospectus  or portion  thereof  prepared by or on behalf of the  Underwriter  that contains only a  description  of the  final  terms  of the  Certificates  or of the  offering  of the
Certificates after the final terms have been established for all classes of Certificates.

                                             -4-

                  (xv)  "Written  Communication"  shall have the meaning  given such term in
Rule 405 of the 1933 Act Regulations.

            (d)   The  Company  has been duly  formed and is validly  existing  as a limited liability  company  in good  standing  under the laws of the State of  Delaware  and has all requisite  power and  authority  to own its  properties  and  conduct its  business,  as now conducted by it, and to enter into and perform its obligations  under this Agreement and the other Basic Documents.

            (e)   The  Company  is not aware of (i) any  request by the  Commission  for any further  amendment  of  the  Registration  Statement  or the  Base  Prospectus  or  for  any
additional  information or (ii) the issuance by the Commission of any stop order  suspending the  effectiveness  of the  Registration  Statement or the institution or threatening of any proceeding for that purpose.

            (f)   This  Agreement  has been duly  authorized,  executed and delivered by the
Company, and the other Basic Documents,  when delivered by the Company,  will have been duly authorized,  executed and delivered by the Company,  and will constitute a legal,  valid and binding  agreement of the Company,  enforceable  against the Company in accordance  with its terms,  subject, as to the enforcement of remedies,  to applicable  bankruptcy,  insolvency, reorganization,  moratorium,  receivership  and similar  laws  affecting  creditors'  rights generally and to general  principles of equity  (regardless  of whether the  enforcement  of such remedies is  considered  in a proceeding in equity or at law),  and except as rights to indemnity and  contribution  hereunder may be limited by federal or state securities laws or principles of public policy.

      (B)   Each Underwriter represents and warrants to, and agrees with, the Company that:

            (a)   As of the date  hereof and as of the Closing  Date,  the  Underwriter  has complied  with  all of its  obligations  hereunder  and  all  information  contained  in any
Underwriter  Free Writing  Prospectus and in any Underwriter  Prepared Issuer FWP as used in connection  with any  Contract of Sale are accurate in all  material  respects  (taking into account the  assumptions  explicitly set forth in such  Underwriter  Prepared  Issuer FWP or
Underwriter  Free Writing  Prospectus),  except to the extent of (x) any errors therein that are caused by errors or  omissions in the Pool  Information  or (y)  information  accurately extracted from any Issuer Free Writing  Prospectus and included in any Underwriter  Prepared
Issuer FWP or Underwriter Free Writing Prospectus.

            (b)   Prior to the Closing  Date,  the  Underwriter  shall notify the Company of the  earlier of (x) the date on which the  Prospectus  Supplement  is first used and (y) the time of the first Contract of Sale to which such Prospectus Supplement relates.

            2.    Purchase  and Sale.  Subject to the terms and  conditions  and in reliance upon the  representations  and  warranties  herein set forth,  the Company agrees to sell to each Underwriter,  and each Underwriter agrees,  severally but not jointly, to purchase from the Company,  at the purchase price set forth in Schedule II hereto, the principal amount or percentage interest of the Securities set forth opposite such Underwriter's name therein.

                                             -5-

            3.    Delivery and  Payment.  Delivery of and payment for the  Securities  shall be made at the office,  on the date and at the time  specified  in Schedule I hereto,  which date and time may be postponed by agreement  between the  Representative  and the Company or as  provided  in  Section 9 hereof  (such  date and time of  delivery  and  payment  for the
Securities  being herein called the "Closing  Date").  Delivery of the  Securities  shall be made to the Representative for the respective accounts of the several  Underwriters  against payment by the  several  Underwriters  through  the  Representative  of the  purchase  price thereof in the manner set forth in  Schedule II hereto.  If  Schedule I  indicates  that the
Securities are to be issued in book-entry  form,  delivery of the  Securities  shall be made through  the  facilities  of the  depository  or  depositories  set  forth  on  Schedule  I.
Alternatively,  certificates  for the  Securities  shall be  registered in such names and in such  denominations as the Representative may request not less than three full business days in advance of the Closing Date.

            The Company agrees to have the  Securities  available for  inspection,  checking and packaging by the  Representative  in New York,  New York,  not later than 1:00 p.m., New
York City time, on the business day prior to the Closing Date.

            4.    Offering by the Underwriters.

            (a)   It is  understood  by the  parties  hereto  that,  after the  Registration
Statement becomes  effective,  the Underwriters  propose to offer the Securities for sale to the public (which may include selected dealers) as set forth in the Prospectus.

            (b)   It is  understood  that  prior to the date of the first  Contract  of Sale made based on the Approved  Offering  Materials,  the Underwriters  have not pledged,  sold, disposed of or otherwise transferred any Certificate,  Mortgage Loans or any interest in any
Certificate.

            (c)   It is understood  that the  Underwriters  will solicit  offers to purchase the Certificates as follows:

                  (i)   Prior  to the time  the  Underwriters  have  received  the  Approved
Offering  Materials  the  Underwriters  may,  in  compliance  with  the  provisions  of this
Agreement,  solicit offers to purchase Certificates;  provided,  that the Underwriters shall not accept any such offer to purchase a Certificate  or any interest in any  Certificate  or
Mortgage  Loan or  otherwise  enter  into  any  Contract  of Sale for any  Certificate,  any interest in any  Certificate or any Mortgage Loan prior to the  Underwriters'  conveyance of
Approved Offering Materials to the investor.

                  (ii)  any Written  Communication  relating to the Certificates  made by an
Underwriter  in  compliance  with  the  terms  of this  Agreement  prior  to the  time  such
Underwriter  has entered into a Contract of Sale for  Certificates  with the recipient shall prominently  set forth the  following  statements  (or a  substantially  similar  statements approved by the Company):

                  The information in this free writing prospectus,  if conveyed prior to the
                  time  of  the  your   contractual   commitment  to  purchase  any  of  the
                  Certificates,  supersedes any  information  contained in any prior similar materials  relating  to the  Certificates.  The  information  in this free writing  prospectus  is  preliminary,  and is  subject  to  completion  or change.  This free writing  prospectus is being delivered to you solely to provide  you with  information  about  the  offering  of the  Certificates referred  to in this free  writing  prospectus  and to solicit an offer to purchase  the  Certificates,  when,  as and if  issued.  Any such offer to purchase  made by you will not be  accepted  and  will  not  constitute  a contractual  commitment by you to purchase any of the Certificates,  until we have accepted your offer to purchase Certificates.

                                             -6-

                  The  Certificates  referred to in these  materials are being sold when, as and if issued.  The issuer is not obligated to issue such  Certificates or any similar  security  and the  underwriter's  obligation  to deliver such
                  Certificates  is subject to the terms and  conditions of the  underwriting agreement with the issuer and the availability of such Certificates  when, as and if  issued by the  issuer.  You are  advised  that the terms of the
                  Certificates,  and the  characteristics  of the mortgage loan pool backing them,  may change  (due,  among  other  things,  to the  possibility  that mortgage  loans that comprise the pool may become  delinquent or defaulted or may be removed or  replaced  and that  similar  or  different  mortgage loans  may  be  added  to the  pool,  and  that  one or  more  classes  of
                  Certificates may be split,  combined or eliminated),  at any time prior to issuance or  availability  of a final  prospectus.  You are  advised  that
                  Certificates may not be issued that have the characteristics  described in these materials.  The  underwriter's  obligation to sell such Certificates to you is conditioned on the mortgage  loans and  Certificates  having the characteristics  described  in  these  materials.  If for any  reason  the issuer does not deliver such  Certificates,  the  underwriter  will notify you, and neither the issuer nor any  underwriter  will have any obligation to you to deliver  all or any portion of the  Certificates  which you have committed to purchase,  and none of the issuer nor any underwriter will be liable  for any costs or  damages  whatsoever  arising  from or related to such non-delivery.

                  (iii) Any  Preliminary   Pool   Information   shall  not  be  provided  to
prospective  investors  unless such  Preliminary  Pool  Information  is  accompanied  by the
Approved  Offering  Materials  and  the  following  statements  (or  substantially   similar
statements approved by the Company) appear prominently thereon:

                  The information set forth below, entitled "preliminary  information",  was
                  derived  from  a  preliminary   pool  of  mortgage   loans  which  is  not
                  representative  of  the  mortgage  loans  that  will  comprise  the  final mortgage loan pool.  The  preliminary  pool of mortgage  loans  represents only a subset of the final  mortgage loan pool and mortgage loans that are included in the  preliminary  mortgage  loan pool may be removed  from the final mortgage loan pool. It is expected that the  characteristics  of the final mortgage loan pool will differ, and may differ materially,  from the characteristics  of  the  preliminary  pool  of  mortgage  loans  and  the preliminary  information  may  differ  materially  from  information  of a similar type if derived from the final  mortgage  loan pool.  Although the characteristics  of the final mortgage loan pool are expected to be within the parameters for the mortgage loan  characteristics  as set forth in the
                  tables    entitled    ["collateral    stipulations    -   mortgage    pool
                  characteristics"]  [accompanying  Approved Offering  Materials],  they are not  expected to conform in all material  respects to the  characteristics
                  of  the   preliminary   mortgage  loan  pool.  You  should  refer  to  the
                  parameters for the mortgage loan  characteristics  in the tables  entitled
                  ["collateral   stipulations  -  mortgage  pool  characteristics"]  in  the accompanying [Approved Offering Materials]  [for use in February deals].

                                             -7-

                  (iv)  It is  understood  that  the  Underwriters  will  not  enter  into a
Contract of Sale with any investor until the Approved Offering  Materials have been conveyed to the investor with respect to the  Certificates  which are the subject of such Contract of
Sale.

            (d)   It  is  understood  that  you  may  prepare  and  provide  to  prospective investors certain Free Writing Prospectuses, subject to the following conditions:

                  (i)   Unless  preceded  or  accompanied  by a  prospectus  satisfying  the requirements  of Section 10(a) of the Act, the  Underwriter  shall not convey or deliver any
Written  Communication  to any  person  in  connection  with  the  initial  offering  of the
Certificates,  unless such Written  Communication  (i) is made in reliance on Rule 134 under the Act, (ii)  constitutes a prospectus  satisfying the  requirements of Rule 430B under the
Act or (iii)  constitutes  a Free  Writing  Prospectus  (as  defined in Section  1(c) above)
consisting  solely of (x)  information  of a type  included  within  the  definition  of ABS
Informational  and  Computational  Materials (as defined  below),  (y) Permitted  Additional
Materials or (z) information  accurately  extracted from any Issuer Free Writing  Prospectus and included in any Underwriter Prepared Issuer FWP or Underwriter Free Writing Prospectus.

                  (ii)  The   Underwriter   shall  comply  with  all  applicable   laws  and
regulations  in  connection  with the use of Free Writing  Prospectuses,  including  but not limited  to Rules  164 and 433 of the  1933  Act  Regulations  and all  Commission  guidance relating to Free Writing  Prospectuses,  including but not limited to Commission Release No.
33-8591.

                  (iii) It is  understood  and agreed that all  information  provided by the
Underwriter  to or through  Bloomberg or Intex or similar  entities  for use by  prospective investors,  or imbedded in any CDI file  provided to  prospective  investors,  to the extent constituting  a Free  Writing  Prospectus,  shall be  deemed  an  Underwriter  Free  Writing
Prospectus.

                  (iv)  All Free Writing Prospectuses  provided to prospective  investors, whether  or not filed  with the  Commission,  shall bear a legend  including  the  following statement (or a substantially similar statement approved by the Company):

                                             -8-

                  "THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING
                  A  PROSPECTUS)  WITH THE  SECURITIES  AND EXCHANGE  COMMISSION
                  (THE  SEC)  FOR  THE  OFFERING  TO  WHICH  THIS  COMMUNICATION
                  RELATES.  BEFORE YOU INVEST,  YOU SHOULD  READ THE  PROSPECTUS
                  IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE
                  DEPOSITOR   HAS   FILED   WITH  THE  SEC  FOR  MORE   COMPLETE
                  INFORMATION  ABOUT THE  DEPOSITOR  AND THE  OFFERING.  YOU MAY
                  GET THESE  DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC
                  WEB SITE AT  WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY
                  UNDERWRITER OR ANY DEALER  PARTICIPATING  IN THE OFFERING WILL
                  ARRANGE  TO  SEND  YOU  THE  PROSPECTUS  AT NO  CHARGE  IF YOU
                  REQUEST IT BY CALLING TOLL-FREE 1-800-422-2006."

      Each of the  Underwriter  and the Company  shall have the right to request  additional specific  legends or notations to appear on any Free Writing  Prospectus  and shall have the right to require  changes  regarding the use of  terminology  and the right to determine the types of  information  appearing  therein with the approval of the other (which shall not be unreasonably withheld).

                  (v)   The  Underwriter  shall  provide  the  Company  with a  letter  from
[_________],  certified public accountants,  prior to the Closing Date, satisfactory in form and  substance to the Company and its counsel and the  Underwriter,  to the effect that such accountants have performed  certain specified  procedures,  all of which have been agreed to by the  Company  and the  Underwriter,  as a result of which they  determined  that  certain information  of an  accounting,  financial  or  statistical  nature  that is included in any
Underwriter   Prepared  Issuer  FWP,  other  than  any  Pool  Information  therein  and  any information  accurately  extracted  from any Issuer Free Writing  Prospectus and included in such  Underwriter  Prepared  Issuer FWP, is accurate  except as to such matters that are not deemed by the Company and the Underwriter to be material.  The foregoing  letter shall be at the expense of the Underwriter.

                  (vi)  None of the information in any Free Writing  Prospectus may conflict with the  information  then  contained in the  Registration  Statement or any  prospectus or
prospectus   supplement  that  is  a  part  thereof.  The  Certificates   described  in  any
Underwriter  Free Writing  Prospectus or any  Underwriter  Prepared  Issuer FWP will be of a type  set  forth  in one of the  categories  listed  beneath  the  heading  "Description  of
Certificates" in the term sheet supplement  included in the Approved Offering  Materials and the description of the  characteristics  of the  Certificates  contained in such Underwriter
Free Writing  Prospectus or any  Underwriter  Prepared  Issuer FWP shall not be inconsistent with the description of the Certificates beneath such heading in the term sheet supplement.

                  (vii) The Company  shall not be  obligated to file any Issuer Free Writing
Prospectuses  that have been  determined  to contain any material  error or omission  unless such Issuer Free Writing  Prospectus has been provided to a prospective  investor,  in which case, the Underwriter  shall cooperate with the Company to prepare a corrective  Issuer Free
Writing  Prospectus that the Underwriter will provide to any such  prospective  investor and the Company  shall file to the extent  required  herein.  In the event that the  Underwriter becomes  aware that,  as of the date on which an investor  entered  into a Contract of Sale, any Free Writing  Prospectus  prepared by or on behalf of the  Underwriter  and delivered to such  investor  contained  any untrue  statement  of a  material  fact or omitted to state a material fact necessary in order to make the statements  contained therein,  in light of the circumstances  under which they were made, not misleading (such Free Writing  Prospectus,  a
"Defective Free Writing  Prospectus"),  the Underwriter  shall notify the Company thereof as soon as practical but in any event within one business day after discovery.

                                             -9-

                  (viii)      If  the   Underwriter   does  not  provide  any  Free  Writing
Prospectuses  to the Company  pursuant to subsection  (v) above,  the  Underwriter  shall be deemed to have represented,  as of the Closing Date, that it did not provide any prospective investors  with any  information  in  written  or  electronic  form in  connection  with the offering of the Certificates that would constitute an Underwriter Prepared Issuer FWP.

                  (ix)  In the event of any delay in the delivery by the  Underwriter to the
Company of any  Underwriter  Prepared Issuer FWP required to be delivered in accordance with subsection  (v) above,  or in the  delivery of the  accountant's  comfort  letter in respect thereof  pursuant to  subsection  (vi) above,  the Company shall have the right to delay the release of the Prospectus to investors or to the Underwriter,  to delay the Closing Date and to take other  appropriate  actions in each case as  necessary in order to allow the Company to comply with its  agreement  set forth in Section 5(a) to file such  Underwriter  Prepared
Issuer FWP by the time specified therein.

                  (x)   The Underwriter  represents that it has in place, and covenants that it shall  maintain,  internal  controls and  procedures  which it reasonably  believes to be sufficient to ensure full compliance with all applicable legal  requirements of the 1933 Act
Regulations  with  respect  to the  generation  and  use of  Free  Writing  Prospectuses  in connection with the offering of the Certificates.  In addition,  each Underwriter shall, for a period of at least three years after the date hereof,  maintain written and/or  electronic records of the following:

                              (1)   any Free Writing  Prospectus  used by the Underwriter to
            solicit  offers to  purchase  Certificates  to the  extent  not  filed  with the
            Commission;

                              (2)   regarding each Free Writing Prospectus  delivered by the
            Underwriter  to an  investor,  the date of such  delivery  and  identity of such investor; and

                              (3)   regarding  each  Contract of Sale  entered  into by such
            Underwriter,  the date,  identity of the investor and the terms of such Contract of Sale, as set forth in the related confirmation of trade.

                  (xi)  The  Underwriter  covenants  with the  Company  that after the final
Prospectus  is  available  the  Underwriter  shall not  distribute  any written  information concerning the  Certificates to a prospective  investor unless such  information is preceded or  accompanied  by the  final  Prospectus.  It is  understood  and  agreed  that the use of written  information  in  accordance  with  the  preceding  sentence  is not a Free  Writing
Prospectus and is not otherwise restricted or governed in any way by this Agreement.

                                             -10-

                  (xii) The  Underwriter  shall  not  use any  Free  Writing  Prospectus  in connection  with the  solicitation of offers to purchase  Certificates  from any prospective investor in a class of  Certificates  with  denominations  of less than $25,000 or otherwise designated as a "retail" class of Certificates,  and the Underwriter shall not authorize any such use of any Free Writing  Prospectus by any dealer that purchases any such  Certificates from the Underwriter.

            (e)   The  Underwriter  agrees that (i) if the  Prospectus is not delivered with the  confirmation  in reliance on Rule 172, it will include in every  confirmation  sent out the notice  required by Rule 173  informing  the investor that the sale was made pursuant to the  Registration  Statement and that the investor may request a copy of the Prospectus from the  Underwriter;  (ii) if a paper  copy of the  Prospectus  is  requested  by a person  who receives  a  confirmation,  Underwriter  shall  deliver  a  printed  or  paper  copy of such
Prospectus;  and  (iii)  if an  electronic  copy  of  the  Prospectus  is  delivered  by the
Underwriter  for any purpose,  such copy shall be the same  electronic  file  containing the
Prospectus in the identical  form  transmitted  electronically  to the  Underwriter by or on behalf of the Company  specifically  for use by the  Underwriter  pursuant  to this  Section
4(e); for example,  if the Prospectus is delivered to the Underwriter by or on behalf of the
Company in a single  electronic file in pdf format,  then the  Underwriter  will deliver the electronic  copy of the  Prospectus in the same single  electronic  file in pdf format.  The
Underwriter  further  agrees that (i) if it delivers to an investor  the  Prospectus  in pdf format, upon the Underwriter's  receipt of a request from the investor within the period for which  delivery of the  Prospectus is required,  the  Underwriter  will promptly  deliver or cause to be delivered to the investor,  without  charge,  a paper copy of the Prospectus and
(ii) it will  provide to the  Company  any  Underwriter  Prepared  Issuer  FWP,  or portions thereof,  which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Underwriter  Prepared Issuer FWP, or portions thereof,  in either Microsoft Word(R) or Microsoft Excel(R) format and not in a pdf, except to the extent that the Company, in its sole discretion, waives such requirements.

            5.    Agreements.  The Company agrees with the several Underwriters that:

            (a)   Prior to the  termination of the offering of the  Securities,  the Company will not file any  amendment of the  Registration  Statement or  supplement  (including  the
Prospectus) to the Base  Prospectus  unless the Company has furnished the  Representative  a copy for its  review  prior to  filing  and will  not file any such  proposed  amendment  or supplement  to  which  the  Representative  reasonably  objects.  Subject  to the  foregoing sentence,  the Company will cause the Prospectus to be filed with the Commission pursuant to
Rule 424.  The  Company  will advise the  Representative  promptly  (i) when the  Prospectus shall have been filed with the  Commission  pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective,  (iii) of any request by the Commission for any amendment of the  Registration  Statement or amendment of or supplement to the Prospectus or for any additional  information,  (iv) of the issuance by the  Commission  of any stop  order  suspending  the  effectiveness  of the  Registration
Statement or the  institution  or  threatening of any proceeding for that purpose and (v) of the  receipt by the  Company of any  notification  with  respect  to the  suspension  of the qualification  of  the  Securities  for  sale  in any  jurisdiction  or  the  initiation  or threatening  of any  proceeding  for such purpose.  The Company will use its best efforts to prevent the  issuance  of any such stop order and, if issued,  to obtain as soon as possible the withdrawal thereof.

                                             -11-

            (b)   The  Company  will  use  its  best  efforts  to  cause  any  Computational
Materials,  Collateral Term Sheets and ABS Term Sheets (each as defined in Section 10 below)
with  respect to the  Securities  which are  delivered  by the  Underwriters  to the Company pursuant to Section 10 to be filed with the  Commission on a Current Report on Form 8-K (the
"Current  Report")  pursuant  to Rule  13a-11  under the  Exchange  Act not  later  than the
business  day  immediately  following  the  day  on  which  such  Computational   Materials,
Collateral  Term Sheets or ABS Term Sheets are  delivered  to counsel for the Company by the
Underwriters as provided in Section 10, and will promptly  advise the Underwriter  when such
Current  Report has been so filed.  Such Current Report shall be  incorporated  by reference in the  Prospectus  and  the  Registration  Statement.  Notwithstanding  the  two  preceding sentences,  the  Company  shall  have  no  obligation  to  file  materials  provided  by the
Underwriters  pursuant to Section 10 which, in the reasonable  determination  of the Company after making  reasonable  efforts to consult with the  Underwriters,  are not required to be filed pursuant to the No-Action  Letters (as defined in Section 10 below),  or which contain erroneous  information  or contain any untrue  statement of a material fact or, which,  when read in  conjunction  with the  Prospectus,  omit to state a material  fact  required  to be stated  therein  or  necessary  to make the  statements  therein  not  misleading;  it being understood,  however,  that the Company  shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials,  Collateral Term Sheets
or ABS Term  Sheets  provided  by the  Underwriters  to the  Company  pursuant to Section 10 hereof.

            (c)   If, at any time when a prospectus  relating to the  Securities is required to be delivered  under the Act, any event occurs as a result of which the Prospectus as then amended or  supplemented  would  include any untrue  statement of a material fact or omit to state  any  material  fact  necessary  to make  the  statements  therein,  in  light  of the circumstances  under which they were made,  not  misleading,  or if it shall be necessary to amend or  supplement  the  Prospectus  to  comply  with the Act or the  Exchange  Act or the
respective  rules  thereunder,   the  Company  promptly  will  prepare  and  file  with  the
Commission,  subject to the first  sentence of paragraph (a) of this Section 5, an amendment or  supplement  which will  correct such  statement  or omission or an amendment  which will effect such  compliance  and will use its best efforts to cause any required  post-effective amendment to the  Registration  Statement  containing such amendment to be made effective as soon as possible;  provided, however, that the Company will not be required to file any such amendment  or  supplement  with  respect  to any  Computational  Materials  incorporated  by reference in the Prospectus  other than any amendments or supplements of such  Computational
Materials  that are  furnished  to the Company  pursuant to Section  10(d)  hereof which the
Company determines to file in accordance therewith.

            (d)   The  Company  will  furnish  to the  Representative  and  counsel  for the
Underwriters,  without charge,  executed  copies of the  Registration  Statement  (including exhibits  thereto) and each  amendment  thereto which shall become  effective on or prior to the Closing Date and, so long as delivery of a prospectus by the  Underwriter  or dealer may be  required by the Act, as many copies of the  Prospectus  and any  amendments  thereof and
supplements   thereto  (other  than  exhibits  to  the  related   Current   Report)  as  the
Representative  may reasonably  request;  provided,  however,  that if the Prospectus is not delivered with the  confirmation in reliance on Rule 172, the  Underwriter  will provide the notice specified in Section 4(e) in every  confirmation and will deliver a paper copy of the prospectus to those  investors  that request a paper copy thereof.  The Company will pay the expenses of printing all  documents  relating to the initial  offering[,  provided  that any
additional   expenses  incurred  in  connection  with  the  requirement  of  delivery  of  a market-making prospectus, if required, will be borne by the Underwriters].

                                             -12-

            (e)   The  Company  will  furnish  such  information  as  may  be  required  and otherwise  cooperate  in  qualifying  the  Securities  for  sale  under  the  laws  of  such
jurisdictions  as  the  Representative  may  reasonably   designate  and  to  maintain  such
qualifications  in  effect  so long as  required  for the  distribution  of the  Securities;
provided,  however,  that the Company shall not be required to qualify to do business in any jurisdiction  where it is not now so qualified or to take any action which would  subject it to general or  unlimited  service  of  process  in any  jurisdiction  where it is not now so subject.

            (f)   The  Company  will pay all  expenses  (other  than fees of counsel for the
Underwriters,  except as provided  herein)  incident to the  performance of the  obligations under this Underwriting Agreement, including:

                  (i)   the  word  processing,  printing  and  filing  of  the  Registration
Statement as originally filed and of each amendment thereto;

                  (ii)  the reproduction of this Underwriting Agreement;

                  (iii) the preparation,  printing,  issuance and delivery of the Securities to the Underwriters;

                  (iv)  the  fees and  disbursements  of  counsel  and  accountants  for the
Company;

                  (v)   the  qualification  of  the  Securities  under  securities  laws  in accordance  with the  provisions  of Section  5(e)  hereof,  including  filing  fees and the reasonable fees and  disbursements of counsel for the  Underwriters in connection  therewith and  in  connection  with  the  preparation  of a  blue  sky  survey,  if  requested  by the
Representative;

                  (vi)  if  requested  by  the  Representative,  the  determination  of  the eligibility of the Securities for investment and the reasonable  fees and  disbursements  of counsel for the Underwriters in connection  therewith and in connection with the preparation of a legal investment memorandum;

                  (vii) the  printing  and  delivery  to the  Underwriters  of copies of the
Registration   Statement  as  originally  filed  and  of  each  amendment  thereto,  of  the preliminary  prospectuses,  and of the Base  Prospectus and Prospectus and any amendments or supplements thereto;

                                             -13-

                  (viii)      if requested by the Representative,  the printing and delivery to the Underwriters of copies of any blue sky or legal investment memorandum;

                  (ix)  the fees of any rating agency rating the Securities; and

                  (x)   the fees and expenses of the Trustee,  the  Servicer,  the Custodian and their counsel.

            (g)   The  Company  shall  file any  Issuer  Free  Writing  Prospectus,  and any
Underwriter  Prepared Issuer FWP provided to it by the  Underwriter  under Section 4(d), not later than the date of first use thereof, except that:

                  (i)   any Issuer Free Writing  Prospectus or Underwriter  Prepared  Issuer
FWP or portion thereof  otherwise  required to be filed that contains only (1) a description of the final terms of the  Certificates  may be filed by the Company  within two days of the later of the date such final terms have been  established  for all  classes of  Certificates and the date of first use, and (2) a description of the terms of the Certificates  that does not  reflect  the final  terms  after  they have been  established  for all  classes  of all
Certificates is not required to be filed; and

                  (ii)  if the  Issuer  Free  Writing  Prospectus  or  Underwriter  Prepared
Issuer  FWP  includes  only  information  of a  type  included  in  the  definition  of  ABS
Informational and Computational  Materials, the Company shall file the same within the later of two business days after the Underwriter  first provides this information to investors and the date upon which the  Company is  required  to file the  Prospectus  Supplement  with the
Commission pursuant to Rule 424(b)(3) of the Act.

      provided further,  that prior to the filing of any Underwriter  Prepared Issuer FWP by the Company,  the Underwriter  must comply with its obligations  pursuant to Section 4.4 and that the Company  shall not be required to file any Free  Writing  Prospectus  to the extent such  Free  Writing  Prospectus  includes  information  in  a  Free  Writing  Prospectus  or
Prospectus  previously  filed  with the  Commission  or that  does not  contain  substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission.

            (h)   The Underwriter  shall file any Underwriter  Free Writing  Prospectus that has been  distributed  by the  Underwriter  in a manner  reasonably  designed to lead to its broad,  unrestricted  dissemination  within  the  later  of  two  business  days  after  the
Underwriter  first  provides  this  information  to  investors  and the date upon  which the
Company is required to file the Prospectus  Supplement with the Commission  pursuant to Rule
424(b)(3) of the Act or otherwise as required under Rule 433 of the Act; provided,  however, that the Underwriter  shall not be required to file any Underwriter Free Writing  Prospectus to the extent such  Underwriter  Free  Writing  Prospectus  includes  information  in a Free
Writing  Prospectus  or  Prospectus  previously  filed with the  Commission or that does not contain substantive changes from or additions to a Free Writing Prospectus  previously filed with the Commission.

            6.    Conditions   Precedent  to  the  Obligations  of  the  Underwriters.   The
obligations of the  Underwriters to purchase the Securities shall be subject to the accuracy of the  representations and warranties on the part of the Company contained herein as of the date  hereof,  as of the date of the  effectiveness  of any  amendment  to the  Registration
Statement   filed  prior  to  the  Closing  Date  (including  the  filing  of  any  document incorporated  by  reference  therein)  and as of the Closing  Date,  to the  accuracy of the statements  of the Company made in any  certificates  delivered  pursuant to the  provisions hereof, to the performance by the Company of its obligations  hereunder and to the following additional conditions:

                                             -14-

            (a)   The    Underwriters    shall   have    received   from   (i)   a   letter,
dated the date hereof,  confirming that they are independent  public  accountants within the meaning  of the Act and the  Rules  and  Regulations  and  otherwise  in form and  substance reasonably  satisfactory to the  Underwriters  and counsel for the  Underwriters  and (ii) a letter  dated the Closing  Date,  updating the letters  referred to in clause (i) above,  in form  and  substance  reasonably  satisfactory  to the  Underwriters  and  counsel  for  the
Underwriters.

            (b)   All actions  required  to be taken and all filings  required to be made by the Company under the Act prior to the sale of the Securities  shall have been duly taken or made. At and prior to the Closing Date, no stop order  suspending the  effectiveness  of the
Registration  Statement  shall have been issued and no  proceedings  for that purpose  shall have been  instituted  or, to the  knowledge  of the Company or the  Underwriters,  shall be contemplated by the Commission.

            (c)   Subsequent to the execution  and delivery of this  Agreement,  there shall not have occurred (i) any change, or any development  involving a prospective  change, in or affecting  particularly  the business or properties of the Company or the Servicer which, in the reasonable  judgment of the Underwriters,  materially  impairs the investment quality of the  Securities;  (ii) any downgrading in the rating of the securities of the Company by any
"nationally  recognized  statistical  rating  organization"  (as such  term is  defined  for purposes  of  Rule  436(g)  under  the  Act),  or any  public  announcement  that  any  such organization  has under  surveillance  or review its rating of any securities of the Company
(other than an  announcement  with positive  implications  of a possible  upgrading,  and no implication of a possible downgrading,  of such rating);  (iii) any suspension or limitation of  trading  in  securities  generally  on the New York Stock  Exchange,  or any  setting of minimum  prices for  trading on such  exchange;  (iv) any  banking  moratorium  declared  by federal, New York or North Carolina authorities;  or (v) any outbreak or escalation of major hostilities  in which the United States is involved,  any  declaration of war by Congress or any other substantial national or international  calamity or emergency if, in the reasonable judgment of the  Underwriters,  the effects of any such outbreak,  escalation,  declaration, calamity or emergency  makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

            (d)   The    Underwriters    shall   have    received   a   favorable    opinion
of  ,   counsel  to  the   Servicer   and  the  Seller   addressed   to  the   Underwriters,
dated the Closing Date in form and substance  reasonably  satisfactory  to the  Underwriters and their counsel, with respect to such matters as the Underwriters may require.

             (e)  The  Underwriters  shall have  received a  favorable  opinion of  [Orrick,
Herrington  &  Sutcliffe  LLP],  special  tax  counsel  for the  Company,  addressed  to the
Underwriters  and dated the Closing Date and reasonably  satisfactory  in form and substance to the  Underwriters,  generally  to  the  effect  that  (i)  the  information  in the  Base
Prospectus  under "Federal  Income Tax  Consequences"  and in the Prospectus  under "Federal
Income Tax  Consequences,"  insofar  as such  information  describes  federal  statutes  and regulations or otherwise  constitute  matters of law or legal conclusions of the statutes or regulations of such  jurisdiction  have been prepared or reviewed by such counsel,  and such information is correct in all material  respects;  and (ii) assuming  compliance with all of the provisions of the Pooling and Servicing Agreement,  the applicable portions of the Trust will  qualify as one or more REMICs,  and the portion of the Trust  exclusive of such REMICs will  constitute a grantor trust,  pursuant to Section 860D of the Internal  Revenue Code of
1986 (the "Code") for federal  income tax purposes as of the Closing Date and will  continue to qualify as one or more REMICs and as a grantor  trust for so long as the Trust  continues to meet the requirements set forth in the Code and applicable Treasury regulations.

                                             -15-

            (f)   The  Underwriters  shall have  received a  favorable  opinion of  [Orrick,
Herrington & Sutcliffe LLP], special counsel for the Company,  addressed to the Underwriters and  dated  the  Closing  Date and  reasonably  satisfactory  in form and  substance  to the
Underwriters,  with  respect to the  validity of the  Certificates,  ERISA  matters and such other  related  matters  as the  Underwriters  shall  require,  and the  Company  shall have furnished or caused to be furnished  to such counsel such  documents as they may  reasonably request for the purpose of enabling them to pass upon such matters.

            (g)   The  Underwriters  shall have received a favorable  opinion of counsel for the  Trustee,  addressed  to the  Underwriters  and dated the  Closing  Date and  reasonably satisfactory  in form and substance to the  Underwriters  and counsel for the  Underwriters, with respect to such matters as the Underwriters may require.

             (h)  The  Underwriters  shall have received a favorable  opinion of counsel for the  Custodian,  addressed to the  Underwriters  and dated the Closing  Date and  reasonably satisfactory  in form and  substance to the  Underwriters  and counsel to the  Underwriters, with respect to such matters as the Underwriters may require.

             (i)  The Underwriters  shall have received a certificate dated the Closing Date of the  President,  any Vice  President or the Secretary of the Company in which the officer shall state that, to the best of his or her knowledge after  reasonable  investigation,  (i)
the  representations  and  warranties  of the Company  with  respect to the  Mortgage  Loans contained  in any  Basic  Document  are  true and  correct,  (ii)  the  representations  and warranties  of the Company in this  Agreement  are true and  correct,  (iii) the Company has complied with all  agreements  and  satisfied all  conditions on its part to be performed or satisfied  hereunder  at or prior to the Closing  Date,  (iv) no stop order  suspending  the effectiveness  of the  Registration  Statement has been issued,  (v) no proceedings for that purpose have been instituted or are contemplated by the Commission,  and (vi) there has been no amendment or other  document  filed  affecting  the  certificate  of formation or limited liability company agreement of the Company, and no such amendment has been authorized.

            (j)   On or before the  Closing  Date,  the  Underwriters  shall  have  received evidence  satisfactory to the Underwriters  that each class of Securities has been given the ratings set forth on Schedule I hereto.

                                             -16-

            (k)   At the  Closing  Date,  the  Securities  and  the  Pooling  and  Servicing
Agreement will conform in all material  respects to the  descriptions  thereof  contained in the Prospectus.

            (l)   The  Underwriters  shall not have  discovered and disclosed to the Company on or prior to the Closing Date that the  Registration  Statement or the  Prospectus  or any amendment or supplement  thereto  contains an untrue statement of a fact or omits to state a fact  which,  in the  opinion of  [Orrick,  Herrington  &  Sutcliffe  LLP],  counsel for the
Underwriters,  is material and is required to be stated  therein or is necessary to make the statements therein not misleading.

            (m)   All  proceedings  and other legal matters  relating to the  authorization, form and validity of this Agreement,  the Pooling and Servicing  Agreement,  the Securities,
the Registration Statement and the Prospectus,  and all other legal matters relating to this
Agreement and the transactions  contemplated hereby, shall be reasonably satisfactory in all respects  to counsel for the  Underwriters,  and the Company  shall have  furnished  to such counsel all documents and  information  that they may  reasonably  request to enable them to pass upon such matters.

            (n)   At the Closing Date,  the  Underwriters  shall have received from [Orrick,
Herrington  & Sutcliffe  LLP],  counsel for the  Underwriters,  a letter with respect to the
Prospectus, in form and substance satisfactory to the Underwriters.

            The  Company  will  provide or cause to be  provided  to the  Underwriters  such conformed copies of such opinions,  certificates,  letters and documents as the Underwriters may reasonably request.

            All opinions,  letters,  evidence and certificates  mentioned above or elsewhere in this Agreement  shall be deemed to be in compliance  with the  provisions  hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

            If any condition  specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled,  this  Agreement may be terminated by the  Underwriters  by notice to the  Company at any time at or prior to the  Closing  Date,  and such  termination shall be without  liability  of any party to any other party except as provided in Section 7 hereof.

            7.    Reimbursement  of  Underwriters'  Expenses.  If the sale of the Securities provided  for herein is not  consummated  because any  condition to the  obligations  of the
Underwriters  set forth in Section 6 hereof is not  satisfied  or  because  of any  refusal, inability  or failure on the part of the Company to perform any  agreement  herein or comply with any provision hereof other than by reason of a default by any of the Underwriters,  the
Company  will  reimburse  the  Underwriters  severally  upon  demand  for all  out-of-pocket expenses  (including  reasonable  fees and  disbursements  of counsel)  that shall have been reasonably  incurred  by them in  connection  with  the  proposed  purchase  and sale of the
Securities.

            8.    Indemnification and Contribution.

                                             -17-

            (a)   The Company  agrees to indemnify  and hold  harmless any  Underwriter  and each  person  who  controls  the  Underwriter  within  the  meaning of either the Act or the
Exchange Act against any and all losses, claims,  damages or liabilities,  joint or several, to which they or any of them may become  subject  under the Act,  the  Exchange Act or other
Federal or state  statutory law or regulation,  at common law or otherwise,  insofar as such losses,  claims,  damages or liabilities (or actions in respect thereof) (i) arise out of or are based  upon any  untrue  statement  or  alleged  untrue  statement  of a  material  fact contained  in  the  Registration  Statement  for  the  registration  of  the  Securities  as originally filed or in any amendment  thereof,  or in the Base Prospectus or the Prospectus, or in any  amendment  thereof or  supplement  thereto,  or arise out of or are based upon an omission or alleged  omission to state therein a material fact required to be stated therein or necessary to make the statements  therein, in light of the circumstances under which they were made, not  misleading,  or (ii) arise out of or are based upon any untrue  statement or alleged  untrue  statement  of  a  material  fact  contained  in  any  Issuer  Free  Writing
Prospectus,  or any omission or alleged  omission to state therein a material fact necessary to make the statements  therein,  in light of the circumstances  under which they were made, not misleading,  or (iii) arise out of or are based upon any untrue  statement of a material fact or alleged untrue  statement of a material fact contained in any  Underwriter  Prepared
Issuer FWP or any Underwriter  Free Writing  Prospectus or any omission or alleged  omission to state therein a material fact necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading,  that in either case was caused by
(x) any error or  omission  in any Pool  Information  or (y) or any  information  accurately extracted from any Issuer Free Writing  Prospectus and included in any Underwriter  Prepared
Issuer  FWP or  Underwriter  Free  Writing  Prospectus,  and  agree to  reimburse  each such indemnified party for any legal or other expenses  reasonably incurred by them in connection with  investigating  or  defending  any such  loss,  claim,  damage,  liability  or  action;
provided,  however,  that (i) the Company  will not be liable in any such case to the extent that any such  loss,  claim,  damage or  liability  arises  out of or is based upon any such untrue  statement or alleged untrue  statement or omission or alleged  omission made therein
(A) in reliance upon and in conformity with written information  furnished to the Company by or on  behalf  of  any  Underwriter  through  the  Representative  specifically  for  use in connection  with the  preparation  thereof or (B) in any Current  Report or any amendment or supplement  thereof,  except to the extent  that any  untrue  statement  or  alleged  untrue statement  therein  results  (or is  alleged  to have  resulted)  directly  from an error (a
"Collateral  Error") in the  information  concerning  the  Mortgage  Loans  furnished by the
Company to any  Underwriter  in writing or by electronic  transmission  that was used in the preparation  of any  Computational  Materials,  Collateral  Term  Sheets or ABS Term  Sheets
included in such Current  Report (or amendment or supplement  thereof),  (ii) such indemnity with respect to the Base  Prospectus  shall not inure to the benefit of any  Underwriter (or any person  controlling  such  Underwriter)  from whom the person  asserting  any such loss, claim,  damage or liability  purchased the Securities  which are the subject thereof if such person  did  not  receive  a copy  of the  Prospectus  (or  the  Prospectus  as  amended  or supplemented)  excluding  documents  incorporated  therein by  reference  at or prior to the confirmation  of the sale of such  Securities to such person in any case where such delivery is required by the Act and the untrue  statement or omission of a material fact contained in the Base  Prospectus  was  corrected  in the  Prospectus  (or the  Prospectus  as amended or supplemented),  and (iii) such  indemnity  with  respect to any  Collateral  Error shall not inure to the benefit of any Underwriter (or any person  controlling such  Underwriter)  from whom the person asserting any loss,  claim,  damage or liability  received any Computational
Materials,  Collateral  Term Sheets or ABS Term  Sheets  that were  prepared on the basis of such Collateral  Error,  if, prior to the time of confirmation of the sale of the Securities to such person,  the Company  notified the Underwriter in writing of the Collateral Error or
provided  in  written  or  electronic  form  information   superseding  or  correcting  such
Collateral Error (in any such case, a "Corrected  Collateral  Error"),  and such Underwriter failed to notify  such person  thereof or to deliver  such  person  corrected  Computational
Materials,  Collateral  Term Sheets and/or ABS Term Sheets,  as  applicable.  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                                             -18-

            (b)   Each  Underwriter  severally  agrees to  indemnify  and hold  harmless the
Company,  its  directors  and its officers  who sign the  Registration  Statement,  and each person who  controls the Company  within the meaning of either the Act or the Exchange  Act, to the same extent as the  foregoing  indemnity  from the Company to each  Underwriter,  but only with reference to (A) written  information  relating to such  Underwriter  furnished to the Company by or on behalf of such Underwriter through the Representative  specifically for use in the preparation of the documents referred to in the foregoing  indemnity,  or (B) any
Computational Materials,  Collateral Term Sheets or ABS Term Sheets furnished to the Company by any Underwriter  pursuant to Section 10 and incorporated by reference in the Registration
Statement or the  Prospectus  (except  that no such  indemnity  shall be  available  for any losses,  claims,  damages or liabilities,  or actions in respect thereof  resulting from any
Collateral Error, other than a Corrected  Collateral Error).  This indemnity  agreement will be in addition to any  liability  which the  Underwriter  may  otherwise  have.  The Company acknowledges  that the  statements set forth in (i) the first sentence of the last paragraph on the front cover of the  Prospectus and (ii) in the first sentence of the second and third paragraphs under the heading "Method of Distribution" in the Prospectus  constitute the only information  furnished in writing by or on behalf of the several  Underwriters for inclusion in the  documents  referred to in the  foregoing  indemnity  (other  than any  Computational
Materials,  Collateral  Term  Sheets or ABS Term  Sheets  furnished  to the  Company  by any
Underwriter), and you, as the Representative, confirm that such statements are correct.

            (c)   Promptly  after  receipt by an  indemnified  party under this Section 8 of notice of the  commencement  of any  action,  such  indemnified  party  will,  if a claim in respect  thereof is to be made against the  indemnifying  party under this Section 8, notify the  indemnifying  party in writing of the  commencement  thereof;  but the  omission  so to notify the  indemnifying  party will not relieve it from any liability  which it may have to any  indemnified  party  otherwise  than  under this  Section 8. In case any such  action is brought  against any  indemnified  party,  and it  notifies  the  indemnifying  party of the commencement  thereof, the indemnifying party will be entitled to participate therein,  and, to the  extent  that it may elect by  written  notice  delivered  to the  indemnified  party promptly after  receiving the aforesaid  notice from such  indemnified  party, to assume the defense thereof, with counsel reasonably  satisfactory to such indemnified party;  provided, however,  that if the defendants in any such action include both the  indemnified  party and the indemnifying party and the indemnified party shall have reasonably  concluded that there may be legal defenses  available to it and/or other indemnified  parties which are different from or additional to those available to the indemnifying  party,  the indemnified  party or parties shall have the right to select  separate  counsel to assert such legal  defenses and to otherwise  participate in the defense of such action on behalf of such indemnified  party or parties.  Upon receipt of notice from the indemnifying  party to such  indemnified  party of its  election  so to assume the defense of such  action and  approval by the  indemnified party of counsel,  the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other  expenses  subsequently  incurred by such  indemnified party in connection  with the defense  thereof unless (i) the  indemnified  party shall have employed  separate  counsel in connection with the assertion of legal defenses in accordance with the proviso to the next  preceding  sentence (it being  understood,  however,  that the indemnifying  party shall not be liable for the expenses of more than one  separate  counsel
(exclusive  of  any  local  counsel),   approved  by  the  Representative  in  the  case  of
subparagraph  (a),  representing  the  indemnified  parties under  subparagraph  (a) who are parties  to such  action),  (ii) the  indemnifying  party  shall not have  employed  counsel reasonably  satisfactory to the indemnified  party to represent the indemnified party within a  reasonable  time after  notice of  commencement  of the action or (iii) the  indemnifying party has authorized the employment of counsel for the  indemnified  party at the expense of the  indemnifying  party;  and  except  that if  clause  (i) or  (iii) is  applicable,  such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                                             -19-

            (d)   To provide for just and equitable  contribution in  circumstances in which the  indemnification  provided  for in  paragraph  (a) or (b) of  this  Section  8 is due in accordance  with its terms but is for any reason held by a court to be unavailable  from the
Company or the  Underwriters  on the  grounds of policy or  otherwise,  the  Company and the
Underwriters  shall  contribute to the aggregate  losses,  claims,  damages and  liabilities
(including legal or other expenses  reasonably  incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject,  as follows:

                  (i)   in the case of any  losses,  claims,  damages  and  liabilities  (or actions in respect  thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational  Materials,
            Collateral  Term  Sheets  or ABS Term  Sheets,  in such  proportion  so that the
            Underwriters  are  responsible  for that portion  represented  by the percentage that the  underwriting  compensation  received  by them bears to the sum of such underwriting  compensation and the purchase price of the Securities specified in
            Schedule II hereto and the Company is  responsible  for the  balance;  provided, however,  that in no case shall any  Underwriter  (except as may be  provided in any agreement among underwriters  relating to the offering of the Securities) be responsible  under  this  subparagraph  (i)  for any  amount  in  excess  of the underwriting  compensation  applicable  to  the  Securities  purchased  by  such
            Underwriter hereunder; and

                  (ii)  in the case of any  losses,  claims,  damages  and  liabilities  (or actions  in  respect  thereof)  which  arise out of or are based upon any untrue statement  or  omission  of a  material  fact  in any  Computational  Materials,
            Collateral Term Sheets or ABS Term Sheets,  in such proportion as is appropriate to  reflect  the  relative  fault  of  the  Company  on the  one  hand  and  the
            Underwriters  on the other in connection  with the statements or omissions which resulted in such losses,  claims,  damages or liabilities (or actions in respect thereof) as well as any other relevant  equitable  considerations.  The relative fault shall be  determined  by  reference  to, among other  things,  whether the untrue or  alleged  untrue  statement  of a  material  fact or the  omission  or alleged  omission  to state a  material  fact in such  Computational  Materials,
            Collateral Term Sheets or ABS Term Sheets results from  information  prepared by the Company on the one hand or the  Underwriters  on the other and that  party's relative intent, knowledge,  access to information and opportunity to correct or prevent such statement or omission.

                                             -20-

Notwithstanding  anything  to the  contrary  in this  paragraph  (d),  no  person  guilty of fraudulent  misrepresentation  (within  the  meaning of  Section  11(f) of the Act) shall be
entitled  to   contribution   from  any  person  who  was  not  guilty  of  such  fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an  Underwriter within  the  meaning  of either the Act or the  Exchange  Act shall have the same  rights to contribution  as such  Underwriter,  and each person who  controls  the  Company  within the meaning of either the Act or the  Exchange  Act,  each officer of the Company who shall have signed the  Registration  Statement  and each  director of the  Company  shall have the same rights to  contribution  as the Company,  subject in each case to the preceding  sentence of this  paragraph  (d). Any party  entitled to  contribution  will,  promptly after receipt of notice of  commencement of any action,  suit or proceeding  against such party in respect of which a claim for  contribution  may be made  against  another  party or parties  under this paragraph (d), notify such party or parties from whom  contribution  may be sought,  but the omission  to so notify such party or parties  shall not  relieve  the party or parties  from whom  contribution  may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).
            9.    Default  by  One  or  More  of  the  Underwriters.  If  any  one  or  more
Underwriters  shall  fail  to  purchase  and  pay for  any of the  Securities  agreed  to be purchased by such  Underwriter or Underwriters  hereunder (the "Defaulted  Securities")  and such  failure to purchase  shall  constitute  a default in the  performance  of its or their obligations under this Agreement,  the Representative  shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters,  or any other underwriters,  to purchase all, but not less than all, of the Defaulted  Securities in such amounts as may be agreed upon and upon the terms  herein set forth;  if,  however,  the
Representative  shall not have completed such arrangements  within such 24-hour period, then the  remaining  Underwriters  shall be  obligated  severally  to take up and pay for (in the respective  proportions  which the amount of Securities  set forth  opposite  their names in
Schedule II hereto bear to the aggregate  amount of Securities  set forth opposite the names of all the remaining  Underwriters)  the  Securities  which the  defaulting  Underwriter  or
Underwriters agreed but failed to purchase;  provided,  however,  that in the event that the aggregate amount of Securities which the defaulting  Underwriter or Underwriters  agreed but failed to purchase  shall  exceed 10% of the  aggregate  amount of  Securities  set forth in
Schedule II hereto,  the  remaining  Underwriters  shall have the right to purchase all, but shall  not be  under  any  obligation  to  purchase  any,  of the  Securities,  and if  such nondefaulting  Underwriters  do  not  purchase  all  the  Securities,  this  Agreement  will terminate without liability to any  nondefaulting  Underwriter or the Company.  In the event of a default by any  Underwriter  as set forth in this  Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the  Representative  shall determine in order that the required  changes in the  Registration  Statement and the Prospectus or in
any other  documents  or  arrangements  may be effected.  No action  taken  pursuant to this
Section 9 shall  relieve any  defaulting  Underwriter  from its  liability in respect of its default.

            10.   Computational Materials and ABS Term Sheets.

                                             -21-

            (a)   Not later than  10:30  a.m.,  New York City time,  on a date no later than four business days before delivery of the Prospectus to the  Underwriters,  the Underwriters
shall  deliver  to the  Company  five  complete  copies  of all  materials  provided  by the
Underwriters  to  prospective  investors  in the  Securities  which  constitute  either  (i)
"Computational  Materials"  within the meaning of the  no-action  letter  dated May 20, 1994 issued  by the  Division  of  Corporation  Finance  of the  Commission  to  Kidder,  Peabody
Acceptance  Corporation I, Kidder,  Peabody & Co. Incorporated,  and Kidder Structured Asset
Corporation  and the  no-action  letter  dated  May  27,  1994  issued  by the  Division  of
Corporation Finance of the Commission to the Public Securities  Association  (together,  the
"Kidder  Letters")  or (ii) "ABS Term  Sheets"  within the meaning of the  no-action  letter dated February 17, 1995 issued by the Division of  Corporation  Finance of the Commission to
the Public  Securities  Association  (the "PSA Letter" and together with the Kidder Letters, the  "No-Action  Letters"),  if the  filing  of such  materials  with  the  Commission  is a condition of the relief  granted in such  letters.  In the case of any such  materials  that constitute  "Collateral  Term  Sheets"  within  the  meaning  of the  PSA  Letter,  if  such
Collateral  Term Sheets have not previously been delivered to the Company as contemplated by
Section  10(b)(i)  below,  five  complete  copies of such  Collateral  Term Sheets  shall be delivered by the  Underwriters  to the Company no later than 10:30 a.m., New York City time, on the first  business  day  following  the date on which such  Collateral  Term Sheets were initially  provided to a potential  investor.  Each  delivery  of  Computational  Materials,
Collateral Term Sheets and/or ABS Term Sheets to the Company  pursuant to this paragraph (a)
shall be effected by delivering  four copies of such materials to counsel for the Company on behalf of the  Company at the  address  specified  in Section 13 hereof and one copy of such materials to the Company.

            (b)   The Underwriters  represent and warrant to and agree with the Company,  as of the date hereof and as of the Closing Date, that:

                  (i)   if an  Underwriter  has  provided  any  Collateral  Term  Sheets  to potential  investors  in the  Securities  prior  to the date  hereof  and if the filing of such  materials  with the  Commission  is a  condition  of the  relief granted in the PSA  Letter,  then in each such case such  Underwriter  delivered four  copies of such  materials  to  counsel  for the  Company  on behalf of the
            Company  at the  address  specified  in  Section  13 hereof and one copy of such materials  to the Company no later than 10:30 a.m.,  New York City time,  on the first  business day following the date on which such  materials  were  initially provided to a potential investor;

                  (ii)  the  Computational  Materials  (either in  original,  aggregated  or consolidated form),  Collateral Term Sheets and ABS Term Sheets furnished to the
            Company  pursuant  to  Section  10(a) or as  contemplated  in  Section  10(b)(i)
            constitute  all of the  materials  furnished  to  prospective  investors  by the
            Underwriters (whether in written,  electronic or other format) prior to the time of delivery  thereof to the Company with respect to the Securities in accordance with the No-Action Letters,  and such Computational  Materials,  Collateral Term
            Sheets  and ABS Term  Sheets  comply  with  the  requirements  of the  No-Action
            Letters;

                  (iii) except as  resulting  directly  from any  Collateral  Error,  on the respective  dates  any such  Computational  Materials,  Collateral  Term  Sheets and/or ABS Term Sheets with  respect to the  Securities  were last  furnished to each  prospective  investor  and on the date of delivery  thereof to the Company pursuant  to  this  Section  10 and  on the  Closing  Date,  such  Computational
            Materials,  Collateral  Term Sheets  and/or ABS Term Sheets did not and will not include any untrue  statement of a material  fact,  or, when read in conjunction with the  Prospectus,  omit to  state a  material  fact  required  to be  stated
            therein or necessary to make the statements therein not misleading;

                                             -22-

                  (iv)  all  Computational  Materials,  Collateral  Term Sheets and ABS Term
            Sheets contained and will contain a legend,  prominently  displayed on the first page  thereof,  to the effect  that the Company  has not  prepared,  reviewed or participated  in the  preparation of such  Computational  Materials,  Collateral
            Term Sheets or ABS Term Sheets,  is not responsible for the accuracy thereof and has not authorized the dissemination thereof;

                  (v)   all Collateral Term Sheets with respect to the Securities  furnished to  potential  investors  contained  and  will  contain  a  legend,  prominently displayed on the first page thereof,  indicating that the information  contained therein will be superseded by the  description of the Mortgage  Loans  contained in the Prospectus and, except in the case of the initial  Collateral Term Sheet, that such  information  supersedes the information in all prior  Collateral Term
            Sheets; and

                  (vi)  on and after the date hereof,  the Underwriters shall not deliver or authorize the delivery of any Computational  Materials,  Collateral Term Sheets,
            ABS Term  Sheets or other  materials  relating  to the  Securities  (whether  in written,  electronic  or other  format) to any  potential  investor  unless such potential  investor has  received a  Prospectus  prior to or at the same time as the delivery of such Computational  Materials,  Collateral Term Sheets, ABS Term
            Sheets or other materials.

Notwithstanding  the foregoing,  the Underwriters  make no  representation or warranty as to whether any Computational  Materials,  Collateral Term Sheets or ABS Term Sheets included or will include any untrue statement  resulting  directly from any Collateral Error (except any
Corrected  Collateral  Error,  with respect to materials  prepared  after the receipt by the
Underwriter  from the  Company of notice of such  Corrected  Collateral  Error or  materials superseding or correcting such Collateral Error).

            (c)   The   Underwriters   acknowledge  and  agree  that  the  Company  has  not
authorized  and  will  not  authorize  the  distribution  of  any  Computational  Materials,
Collateral  Term Sheets or ABS Term Sheets to any prospective  investor,  and agree that any
Computational  Materials,  Collateral  Term Sheets or ABS Term  Sheets  with  respect to the
Securities  furnished to  prospective  investors  shall include a disclaimer in the form set forth in paragraph  (b)(v)  above.  The  Underwriters  agree that they will not represent to investors that any  Computational  Materials,  Collateral Term Sheets and/or ABS Term Sheets
were prepared or disseminated on behalf of the Company.

            (d)   If, at any time when a prospectus  relating to the  Securities is required to be delivered  under the Act, it shall be necessary to amend or supplement  the Prospectus as a result of an  untrue  statement  of a  material  fact  contained  in any  Computational
Materials,  Collateral Term Sheets or ABS Term Sheets provided by the Underwriters  pursuant to this  Section  10 or the  omission  to state  therein  a  material  fact  required,  when considered in  conjunction  with the  Prospectus,  to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus,  not misleading, or if it shall be necessary to amend or  supplement  any Current  Report to comply with the Act or the rules thereunder, the Underwriters,  at their expense, promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement  which will correct such  statement  or  omission  or an  amendment  which  will  effect  such  compliance.  The
Underwriters  represent  and  warrant to the  Company,  as of the date of  delivery  of such amendment or supplement to the Company,  that such amendment or supplement  will not include any untrue  statement of a material fact or, when read in conjunction  with the  Prospectus, omit to state a  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein  not  misleading.  The  Company  shall have no  obligation  to file such amendment or  supplement  if the Company  determines  that (i) such  amendment or supplement contains  any untrue  statement  of a material  fact or, when read in  conjunction  with the
Prospectus,  omits to state a material  fact  required to be stated  therein or necessary to make the statements therein not misleading;  it being understood,  however, that the Company shall have no  obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement  provided by the  Underwriters  to the Company  pursuant to this paragraph (d) or (ii) such filing is not required under the Act.

                                             -23-

            (e)   Each  Underwriter  (at its own expense)  further  agrees to provide to the
Company  any  accountants'  letters  obtained  relating  to  the  Computational   Materials,
Collateral  Term  Sheets  and/or  ABS  Term  Sheets,  which  accountants'  letters  shall be addressed  to the Company or shall state that the Company may rely  thereon;  provided  that the Underwriters shall have no obligation to procure such letter.

            11.   Termination.  This  Agreement  shall  be  subject  to  termination  in the absolute discretion of the Representative,  by notice given to the Company prior to delivery of and  payment  for the  Securities,  if  prior  to such  time (i)  trading  in  securities generally  on the New York Stock  Exchange  shall have been  suspended or limited or minimum prices shall have been  established on such Exchange,  (ii) a banking  moratorium shall have been  declared by Federal  authorities  or (iii) there shall have  occurred  any outbreak or material  escalation of  hostilities  or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable  judgment of the Representative, impracticable to market the Securities.

            12.   Representations  and  Indemnities to Survive.  The respective  agreements, representations,  warranties,  indemnities  and  other  statements  of  the  Company  or its officers  and of the  Underwriters  set forth in or made  pursuant  to this  Agreement  will remain in full force and effect,  regardless  of any  investigation  made by or on behalf of any  Underwriter  or the Company or any of the officers,  directors or  controlling  persons referred  to in  Section  8  hereof,  and  will  survive  delivery  of and  payment  for the
Securities.  The  provisions  of Sections 7 and 8 hereof and this  Section 12 shall  survive the termination or cancellation of this Agreement.

            13.   Notices.  All  communications  hereunder  will be in writing and effective only  on  receipt,  and,  if sent  to the  Representative,  will  be  mailed,  delivered  or telegraphed  and  confirmed  to them,  at the address  specified in Schedule I hereto or, if sent  to the  Company,  will  be  mailed,  delivered  or  telegraphed  and  confirmed  to it
at               , Attention:            .

                                             -24-

            14.   Successors.  This  Agreement  will inure to the  benefit of and be binding upon the parties hereto and their  respective  successors and the officers and directors and controlling  persons  referred  to in Section 8 hereof,  and no other  person  will have any right or obligation hereunder.

            15.   Applicable  Law. THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK,  AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES  OF THE  PARTIES
HEREUNDER  SHALL BE  DETERMINED  IN  ACCORDANCE  WITH SUCH LAWS,  WITHOUT  GIVING  EFFECT TO
PRINCIPLES  OF  CONFLICTS  OF LAW (BUT  WITH  REFERENCE  TO  SECTION  5-1401 OF THE NEW YORK
GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

            16.   Miscellaneous.

            (a)   This  Agreement  supersedes  all prior or  contemporaneous  agreements and understandings relating to the subject matter hereof.

            (b)   Neither  this  Agreement  nor any  term  hereof  may be  changed,  waived, discharged or terminated  except by a writing  signed by the party against whom  enforcement of such change, waiver, discharge or termination is sought.
            (c)   This Agreement may be signed in any number of  counterparts  each of which shall be  deemed  an  original,  which  taken  together  shall  constitute  one and the same instrument.

            (d)   The  headings of the  Sections of this  Agreement  have been  inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                             -25-

            If the  foregoing is in accordance  with your  understanding  of our  agreement, please sign and return to us the enclosed  duplicate hereof,  whereupon this letter and your acceptance shall represent a binding agreement between the Company and the Underwriter.

                                    Very truly yours,

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC

                                    By: __________________________________
                                       Name:
                                       Title:

The foregoing Agreement is hereby confirmed
and accepted as of the date specified in
Schedule I hereto.

[NAME OF LEAD UNDERWRITER]

By: __________________________
      Name:
      Title:
      For itself and as the authorized
      Representative of other Underwriters
      named in Schedule II hereto.

                                         SCHEDULE I
Underwriting Agreement dated            , 200
Registration Statement No. 333-
Representative: [Name of Lead Underwriter]

Title:                 Pass-Through Certificates, Series 200 -

Purchase Price and Description of the Securities:

              Principal    Pass-Through   Form of          Required Rating
Certificates    Balance        Rate      Certificates

                                                          [_____]    [_____]

Depositories for Book-Entry Certificates: The Depository Trust Company; Clearstream
Banking; Euroclear System

Closing Date, Time and Location:            , 200         a.m., New York City time, Office
      of  [Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York  10103]

                                        SCHEDULE II

                                        Securities

                                 Principal
                                 Amount of                 % of Class      % of Class      % of Class
  Underwriter             % of  Securities    Purchase
                         Total  Purchased*     Price**     Certificates   Certificates     Certificates
                              %     $            $                %             %                 %
                              %     $            $                %             %                 %
                              %     $____        $____            %             %                 %
     Total..............   100%     $____        $____         100%          100%              100%

  ----------------------------------------------------------------------------------------

   *  Subject to final Class sizes.

   ** As a percentage of the Principal Amount of Securities Purchased.